--------------------------------------------------------------------------------

                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                  1000 WOODBURY ROAD, WOODBURY, NEW YORK 11797
--------------------------------------------------------------------------------


                         APPLICATION FOR LIFE INSURANCE
                                   DIRECTIONS

The Agent is responsible for completing the necessary forms required to process and underwrite this application. All forms must be completed in full and must be legible. The directions below should be followed carefully.

------------------------------------------------------      ------------------------------------------------------
                      DO                                                           DON'T
------------------------------------------------------      ------------------------------------------------------
Submit separate applications on each person to              Don't send money on applications totaling over
be insured. (Except when applying for spouse,               $1,000,000 ($25,000 for proposed insured(s) under
children or other insured with amount of                    age 15) including any ADB amount (remember to
insurance below $100,000, use Part III ).                   include all pending and in force (with ADB) with
                                                            RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY,
Print application in black ink, if possible.                Bankers Security Life Insurance Society or The
Get all required signatures.                                North Atlantic Life Insurance Company of America
All  corrections  must be initialed by the proposed         in your calculation).
insured. Put one line through the incorrect answer and
insert the correct information. DO NOT USE WHITEOUT.        Don't type or use pencil.

Complete and sign the Agent's Report, especially            Don't forget to tell your client to fast a minimum
Question 5. Review the appropriate state replacement        of 4 hours before any underwriting testing (Exam, HOS,
regulation for the definition of 'Replacement.'             EKG and Blood Profile).

Complete Part II if Proposed insured is to be considered for non-medical coverage.

Refer to Company Beneficiary Brochure for sample wording.

Complete a Financial Supplement, if the application is for more than: $ 300,000 - up to age 60
                   $ 250,000 - over age 60

Submit appropriate form and premium(s) for Check-0-Matic (COM).

Give the Notification below to the applicant
------------------------------------------------------      ------------------------------------------------------




-  -  -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

--------------------------------------------------------------------------------
                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
--------------------------------------------------------------------------------
               NOTICE AS REQUIRED BY THE FAIR CREDIT REPORTING ACT
          ABBREVIATED NOTICE REGARDING INSURANCE INFORMATION PRACTICES
A consumer report about you and any other person proposed for insurance may be made; this is in connection with and is a normal part of our processing of your application. The people making the report will talk to your friends, neighbors, family members, co-workers and others having knowledge of you; they will ask about your business and personal life. You have a right to ask us in writing whether such a report was prepared; we must give you the name and address of the Agency which made the report, if any. The Agency will give you a copy of the report if you ask them for it. All information collected by us either from you or other sources may in certain circumstances be disclosed to third parties without authorization more specific than as set forth in this application. You have a right of access and correction with respect to the data, except that which relates to a claim or civil or criminal proceeding or to medical record information. Medical record information may be accessed by a medical professional you designate. Our Underwriting Department will provide a more detailed review of our information practices if you request it.
                 (PLEASE SEE REVERSE SIDE FOR IMPORTANT NOTICE)
FCRA/93

                   NOTICE REGARDING MEDICAL INFORMATION BUREAU
                              PLEASE READ CAREFULLY

Information regarding your insurability will be treated as confidential. RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY, or its reinsurers may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply. such company with the information in its file.

RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY, or its reinsurers, may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for life benefits may be submitted.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of the Bureau's information office is Post Office Box 105 Essex Station, Boston, Massachusetts 02112, telephone number
(617) 426-3660.
                 (PLEASE SEE REVERSE SIDE FOR IMPORTANT NOTICE)
MIB/93

- - -  - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -  --  -


--------------------------------------------------------------------------------

                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
                  1000 WOODBURY ROAD, WOODBURY, NEW YORK 11797
--------------------------------------------------------------------------------
                           CONDITIONAL PREMIUM RECEIPT
                (Not Valid Unless Signed by Agent and Applicant)
THIS CONDITIONAL PREMIUM RECEIPT DOES NOT PROVIDE TEMPORARY OR IMMEDIATE INSURANCE COVERAGE, IT IS HEREBY UNDERSTOOD AND AGREED THAT UNLESS EACH AND EVERY CONDITION SPECIFIED IN PARAGRAPH "FIRST' IS FULFILLED EXACTLY, NO INSURANCE WILL BECOME EFFECTIVE PRIOR TO POLICY DELIVERY. NEITHER THE AGENT WHOSE SIGNATURE APPEARS BELOW, NOR ANY OTHER AGENT OF THE COMPANY OR BROKER IS AUTHORIZED TO ALTER OR WAIVE ANY OF SUCH CONDITIONS.

Received from ______________________________________________ (Payor) the sum of
$________________________________________ as premium deposit which is tendered, subject to the conditions of this Conditional Premium Receipt, as payment toward the first premium of the life insurance policy applied for in the written application to RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY, bearing the same date and number as this Conditional Premium Receipt.


FIRST. CONDITIONS UNDER WHICH INSURANCE MAY BECOME EFFECTIVE PRIOR TO POLICY DELIVERY. IF EACH AND EVERY ONE OF THE FOLLOWING CONDITIONS SHALL HAVE BEEN FULFILLED EXACTLY:
(a) the amount of money taken with the application is at least equal to 1/12 of an annual premium for the amount and plan of insurance applied for and is $20 or more;
(b)  the completion of all parts of the initial application;
(c) the first and second medical examination, (if required by the Company's published rules for the age of the person and amount of insurance applied for) must be completed, within 60 days from the date of the application;
(d)  completion of all investigations required by the Company;
(e) On the Effective Date, as defined below, all persons proposed for insurance as named in this application were risks acceptable for insurance exactly as applied for under the Company's rules, limits and standards, without modification for the Plan and amount of insurance.

then insurance, as provided by the terms and conditions of the policy applied for and in use by the Company on the Effective Date, but for an amount not exceeding that specified in paragraph "SECOND", will become effective as of the Effective Date.



Date: ____________________________________________________


DO NOT DETACH THIS CONDITIONAL PREMIUM RECEIPT UNLESS A PREMIUM DEPOSIT IS MADE AT THE TIME OF APPLICATION.


"Effective Date", as used herein, means the latest of: (a) the date of the application, or lb) the date of the first medical examination, (or if required by the Company ' s published rules for the age of the person and amount of insurance applied for, the second medical examination).

SECOND. LIMITS PROVISION: MAXIMUM AMOUNT OF INSURANCE WHICH MAY BECOME EFFECTIVE PRIOR TO POLICY DELIVERY.

The total amount of insurance which may become effective on the life of each person proposed for insurance prior to policy delivery is limited to the lesser of: (a) $1,000,000, ($25,000 for proposed insureds under age 15), reduced by any life insurance (life insurance plus Accidental Death Benefit) on the life of the individual currently pending issue or additionally applied for with the Company, or (b) the amount applied for under this application.

THIRD.  RETURN OF PREMIUM DEPOSIT TAKEN.

If one or more of the conditions in paragraph "FIRST' have not been fulfilled exactly, this Conditional Premium Receipt shall be considered null and void and there shall be no liability on the part of the Company except to return the Premium Deposit. Any delay in the Return of the Premium Deposit will not be construed as approval of the application.

Agent:___________________________________________________

I ACKNOWLEDGE THAT I HAVE READ THE CONDITIONAL PREMIUM RECEIPT AND THE AGREEMENT IN THE APPLICATION. THE TERMS, CONDITIONS AND LIMITS PROVISION, TO WHICH I AGREE, AND THE AGREEMENT IN THE APPLICATION HAVE BEEN EXPLAINED TO ME FULLY BY THE AGENT AND I UNDERSTAND THEM.

Applicant:________________________________________________

                               -------------------------------------------------
APPLICATION FOR                RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
LIFE INSURANCE                      1000 Woodbury Road, Woodbury, New York 11797
                               -------------------------------------------------
PART I

------------------------------------------------------------------------------------------------------------------
  1    a.  Name of Proposed           / / Male   / / Female      b.  Are you known, or have you ever been known by
           First           Middle            Last                    any other name?               / / Yes  / / No
                                                                   List name(s):
       -----------------------------------------------------------------------------------------------------------
       c.  Date of Birth       d.  Birthplace        e. Social Security No.:           f. Are you a citizen of the
          Month  Day  Year       (state/country)                                          U.S.?
                                                      __ __ __ - __ __ - __ __ __         / / Yes  / / No
       -----------------------------------------------------------------------------------------------------------
       g.   / / Single           / / Married           / / Divorced           / / Widowed           / / Separated
       -----------------------------------------------------------------------------------------------------------
       h.  Residence (Street, City, State, Zip)     How Long     i.  Former Residence (within 5 years)    How Long

                                Phone #(    )
       -----------------------------------------------------------------------------------------------------------
       j.  Employer's Name and Address

       -----------------------------------------------------------------------------------------------------------
       k.  Occupation       Describe Duties         How Long     l.  Send premium notice to:

------------------------------------------------------------------------------------------------------------------
  2    a.  Name and Address of Policy Owner                      b.  Relationship to Proposed   c. Soc. Sec. No. or
           (if other than Proposed Insured)                          Insured:                      Tax. I.D. No.:

                                                                 -------------------------------------------------
                                                                 d.  Owner is:  / / Individual   / /  Partnership
                                                                                / / Corporation  / /  Trustee
------------------------------------------------------------------------------------------------------------------
  3    a.  Face Amount of Basic Policy         b. Policy Plan            c.  Death Benefit Option (if applicable)
                                                                             / / Option A - level
                                                                             / / Option B - additional/increasing
       -----------------------------------------------------------------------------------------------------------
       d.  Have you used tobacco in any form in the past 12      e.  If "No," check whichever is appropriate:
           months?                 / / Yes  / /  No                 / / Never used  / / Quit - give month and year
------------------------------------------------------------------------------------------------------------------
  4    COMPLETE FOR UNIVERSAL LIFE ONLY
       a.  First year planned periodic     b. Subsequent planned periodic   c.  Other Insured Rider (OIR)  / / Yes
           premium based on Mode              premium based on Mode             Name:
           $                                  $                                 Amount:  $
------------------------------------------------------------------------------------------------------------------
  5    a.  Premiums Payable:                                     b. Additional Benefits (check if desired)
           / / Annual     / / Semi-annual                           / / Waiver of Premium/Waiver Monthly Deduction
           / / Quarterly  / / Check-O-Matic Monthly                 / / Accidental Death Benefit $________________
           Automatic Premium Loan.............../ / Yes / / No      / / Spouse Protection Rider (SPR)________units
           List Billing (minimum 5 lives)                           / / Children's Protection Rider (CPR)____units
           Bulk Billing  / / New       / / BB# _____________        / / ACT Rider $_______________________________
           Pension Trust / / New       / / PT# _____________        / / Other                       $
------------------------------------------------------------------------------------------------------------------
  6    FOR INDETERMINATE PREMIUM POLICY ONLY:  I understand that:
         (a)  the current premium for the policy applied for may change after the initial guarantee period:
         (b)  the current premium then charged is not guaranteed and the Company may charge the full maximum
              guaranteed premium                                                                           / / YES
------------------------------------------------------------------------------------------------------------------
  7    a.  Beneficiary(ies)  (Give full legal Name and Date of Birth)             Relationship to Proposed Insured


       -----------------------------------------------------------------------------------------------------------
       b.  Contingent Beneficiary(ies)  (Give full legal Name and Date of Birth)  Relationship to Proposed Insured


------------------------------------------------------------------------------------------------------------------
  8    INSURANCE NOW IN FORCE (IF NONE, STATE NONE)              AMOUNT         AMOUNT ADB        YEAR OF ISSUE
       COMPANY NAME
       -----------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------
       Is the insurance applied for intended to replace, change or borrow against any insurance or annuity in this or any other company?  / / YES  (If, "Yes," give company, policy number and amount)
------------------------------------------------------------------------------------------------------------------
  10   HOME OFFICE ENDORSEMENT                                   SPECIAL REQUESTS:


------------------------------------------------------------------------------------------------------------------

Form 1092

------------------------------------------------------------------------------------------------------------------
  11   a.  Does any person proposed for insurance have any applications for life insurance now pending?  Yes   No
           If "Yes," give Company, kind, amount and Owner/Beneficiary                                    / /   / /
       b.  Has any person proposed for insurance ever had an application for life or health insurance
           or reinstatement declined, rated, modified, postponed, withdrawn or canceled?                 / /   / /
------------------------------------------------------------------------------------------------------------------
  12   Has any person proposed for insurance, in the past 3 years engaged in, or do they expect to engage in any hazardous or dangerous activities such as: hang gliding, flying ultra lights, mountain climbing, ballooning, racing (automobile, go-karts, midgets, cycle, boat, snowmobile),
       white water rafting or diving (skin, scuba, sky)?  If "Yes," complete Avocation Questionnaire.    / /   / /
------------------------------------------------------------------------------------------------------------------
  13   Has any person proposed for insurance ever flown or do they intend to fly as a pilot or crew
       member?  If, "Yes," complete Aviation Questionnaire.                                              / /   / /
------------------------------------------------------------------------------------------------------------------
  14   Does any person proposed for insurance intend to travel or reside outside the country except
       for vacation?  If, "Yes," answer where, why and duration in Remarks.                              / /   / /
------------------------------------------------------------------------------------------------------------------
FOR QUESTIONS 15 AND 16, If "Yes," give details plus driver's license number and state in REMARKS Section.
------------------------------------------------------------------------------------------------------------------
  15   In the past 3 years, has any person proposed for insurance been charged with:
       a.  any motor vehicle violations other than parking violations?                                   / /   / /
       b.  driving under the influence of alcohol and/or drugs?                                          / /   / /
------------------------------------------------------------------------------------------------------------------
  16   Has any person proposed for insurance ever had their driver's license restricted, revoked
       or suspended?                                                                                     / /   / /
------------------------------------------------------------------------------------------------------------------
  17   Has any person proposed for insurance ever been convicted of a felony or misdemeanor?  If "Yes,"
       provide details.                                                                                  / /   / /
------------------------------------------------------------------------------------------------------------------
  18   Is any person proposed for insurance in the Reserves, National Guard or on active duty in the
       military? If, "Yes," provide details.                                                             / /   / /
------------------------------------------------------------------------------------------------------------------
REMARKS - USE WHERE MORE SPACE IS NEEDED.
------------------------------------------------------------------------------------------------------------------
Question No.         Details

------------         ---------------------------------------------------------------------------------------------

------------         ---------------------------------------------------------------------------------------------

------------         ---------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
  19   AMOUNT PAID WITH THIS APPLICATION: $ _______________           IN EXCHANGE FOR CONDITIONAL PREMIUM RECEIPT
       / / NONE                                                       BEARING THE SAME NUMBER AS THIS APPLICATION.
------------------------------------------------------------------------------------------------------------------

AGREEMENT. The Proposed Insured and the Applicant, if other than the Proposed Insured, represent, each to the best of his/her knowledge and belief, that all statements and answers contained in this application and any amendments thereto, are true and correctly recorded and expressly agree as follows: (1) This application (Part 1, and any other required part(s), shall be the basis for and a part of any policy issued; (2) No information acquired by. any representative of the Company shall bind the Company unless set out in writing in this application; (3) No contract of the Company can be made, modified or discharged, nor may any of its rights or requirements be waived, except in writing signed by its President, Vice President, Secretary or Assistant Secretary; (4) Except as otherwise provided in the Conditional Premium Receipt bearing the same number as this Part 1, no insurance shall take effect until a policy is issued and delivered to the Owner and the full first premium paid, all while the health and other conditions affecting the insurability of each person on whom insurance is requested remain as described in this application; (5) The Company may indicate changes for administrative purposes only in the space for Home Office Endorsement in the application. The acceptance of any policy issued on this application shall constitute acceptance and ratification of any such changes. No changes shall be made in the amount of insurance, classification of risk, plan of insurance, benefits, beneficiaries or ownership without written consent of the Proposed Insured and Owner.

The Applicant, if other than the Proposed Insured, otherwise the Proposed Insured, shall be the Owner of any policy issued hereon.

ACKNOWLEDGMENT. If a premium deposit is tendered with the application, the Proposed insured and the Applicant, if other than the Proposed insured represent that he/she has carefully read the Conditional Premium Receipt and understands and agrees to the terms thereof including the conditions under which a limited amount of insurance may become effective prior to policy delivery.

AUTHORIZATION. I hereby authorize any licensed physician, medical practitioner, hospital, clinic, or other medical or medically related facility, insurance company, the Medical Information Bureau or other organization, institution or person, that has any records or knowledge of me or my children for whom insurance application is made, or my health, or their health, to give to RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY, or its reinsurers any such information. I further authorize RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY to request that an investigative consumer report be prepared as described in the notice given to me. If a consumer report is prepared, I elect to be interviewed. / / No.

I acknowledge receipt of, and have read, the Notifications given to me. This Authorization is valid for 30 months from the date this form was signed. A photographic copy of this authorization shall be as valid as the original.


                                                       Signature of
Signed at: ______________________ Date:______________  Proposed Insured:____________________________________________
                                                                        (If age 15 or over - Parent if under age 15)

                                                       Signature of Spouse
_____________________________________________________  or Other Insured: ___________________________________________
            Signature of Agent as Witness
                                                       Signature of
                                                       Applicant (Owner): __________________________________________

                                                       _____________________________________________________________
                                                         (If a Firm or Corporation or Trust insert name and title)

                               -------------------------------------------------
APPLICATION                    RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
NON-MEDICAL                               1000 Woodbury Road, Woodbury, NY 11797
                               -------------------------------------------------


PART II

------------------------------------------------------------------------------------------------------------------
  1    a.  Name of Proposed                                      b. Date of Birth    c.Sex     d. Height _____ ft.
           First          Middle          Last                      Month Day Year    / / M              _____ in.
                                                                                      / / F       Weight _____ lbs.
------------------------------------------------------------------------------------------------------------------
  2    Who is your doctor (if none, so state).     How Long ?    Address

       -----------------------------------------------------------------------------------------------------------
       Date of last visit          Reason                        What did he tell you about his findings?

------------------------------------------------------------------------------------------------------------------
  3    Have you ever had or do you now have any disease, disorder, or injury of the following or any sickness listed below: (Circle item(s) and give details under question number 4.) Use Additional Remarks section if needed.
------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                    Yes  No                                 Yes  No                                     Yes  No
       Stroke or dizziness          / / / /  Heart murmur, rheumatic fever  / / / /  Diabetes or sugar in urine         / / / /
       Paralysis or epilepsy        / / / /  High blood pressure            / / / /  Cancer, tumor, cyst or polyp       / / / /
       Convulsions or fainting      / / / /  Liver, gallbladder, hepatitis  / / / /  Lymph gland, thyroid or other      / / / /
       Brain, nervous system        / / / /  Stomach, ulcers, hernia        / / / /    endocrine disorder               / / / /
       Nervous or mental disorder   / / / /  Pancreas, Intestines           / / / /  Anemia or other blood disorder     / / / /
       Lungs, bronchitis, asthma    / / / /  Colitis, diverticulitis        / / / /  Eyes or skin disorder              / / / /
       Shortness of breath          / / / /  Rectum, rectal bleeding        / / / /  Arthritis, neuritis, gout          / / / /
       Tuberculosis, pneumonia      / / / /  Kidney, bladder, kidney stone  / / / /  Bone, joint or muscle disorder     / / / /
       Heart or blood vessels       / / / /  Prostate, reproductive organ   / / / /  Sexually transmitted or venereal   / / / /
       Chest pains or palpitations  / / / /  Blood, pus or albumin in urine / / / /  disease, except for AIDS           / / / /
-------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
  4    Give diagnosis, date of each occurrence, duration, current status and names and addresses of doctors and medical facilities

       -----------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
Give details in Additional Remarks Section.
(dates, results, doctors consulted and addresses, etc.)                              Yes No    Additional Remarks
------------------------------------------------------------------------------------------------------------------
  5    a.    Are you at the present time taking any medication?                      / / / /
       b.    Are you presently under a doctor's care for any condition?              / / / /
------------------------------------------------------------------------------------------------------------------
  6    Has your weight changed more than 10 pounds in the past year?                 / / / /
------------------------------------------------------------------------------------------------------------------
  7    Have you ever had or do you now have chronic or unexplained fatigue, malaise, lass of appetite, diarrhea, fever of unknown origin, severe night sweats, unexplained or unusual infections or skin lesions, unexplained swelling of the lymph glands, Kapposi's Sarcoma or Pneumocystis
       Carinii Pneumonia?                                                            / / / /
------------------------------------------------------------------------------------------------------------------
  8    Have you been diagnosed or treated by a member of the medical profession for Acquired Immune Deficiency Syndrome (AIDS) or AIDS-Related Complex
       (ARC)?                                                                        / / / /
------------------------------------------------------------------------------------------------------------------
  9    Other than above, have you in the past 5 years:
       a.    Had any mental or physical disorder not listed above?                   / / / /
       b.    Had a check-up, consultation, EKG, X-ray, or other diagnostic
             procedures, except for AIDS, illness, injury or surgery?                / / / /
       c.    Been a patient in a hospital, clinic or other health care facility?     / / / /
       d.    Been advised to have any diagnostic test, treatment, hospitalization
             or surgery that was not completed other than an HIV test?               / / / /
------------------------------------------------------------------------------------------------------------------
  10   Have you ever requested or received a pension, benefits, or payment
       because of an injury sickness or disability?                                  / / / /
------------------------------------------------------------------------------------------------------------------
  11   Have you ever used cocaine, heroin, barbiturates or any illegal, restricted or controlled substance or any other drugs except as prescribed by a doctor or other licensed practitioner; or received treatment or advice from a doctor or other practitioner regarding the use of drugs except for medical purposes; or received treatment, counseling or advice from
       an organization which assists those who have a drug problem?                  / / / /
------------------------------------------------------------------------------------------------------------------

NM 2092

------------------------------------------------------------------------------------------------------------------
Give details in Additional Remarks Section.
(dates, results, doctors consulted and addresses, etc.)                              Yes No    Additional Remarks
------------------------------------------------------------------------------------------------------------------
  12   Have you ever:
       a.    Used alcoholic beverages?  If "Yes," how often, how many ounces, and
             for how many years?                                                     / / / /
       b.    Been advised to reduce or discontinue the use of alcoholic beverages?   / / / /
       c.    Been counseled, sought help or treatment, or been advised to go for
             treatment or counseling for alcoholism or drug use?                     / / / /
       d.    Attended or joined any organization such as Alcoholics Anonymous (AA)
             or Narcotics Anonymous (NA) for alcohol and/or drug related problems?   / / / /
------------------------------------------------------------------------------------------------------------------
  13   Family History:
       Is there history of diabetes, heart disease, high blood pressure, cancer,
       kidney disease, mental illness, suicide, or any hereditary disease?           / / / /
------------------------------------------------------------------------------------------------------------------
  14   a.          Age if Living         Age at Death         Cause of Death         b. Brothers and Sisters:
         Father: ________________________________________________________________       No. Living:  ____
         Mother: _______________________________________________________________        No. Dead ____ Cause ______
------------------------------------------------------------------------------------------------------------------
ADDITIONAL REMARKS (CONTINUED)
------------------------------------------------------------------------------------------------------------------
Question No.         Details

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

I represent that all statements and answers to the foregoing questions are, to the best of my knowledge and belief, complete and true. I agree: (a) that they shall form a part of my application; (b) that they shall be subject to the terms of the agreement found in Part I; and, (c) that they shall become a part of any policy based on this application.



Signed at: _______________________ Date: ____________  Signature of
                   City and State                      Proposed Insured:_______________________________________


_____________________________________________________
             Signature of Agent as Witness


                               -------------------------------------------------
PART III                       RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY
LIFE APPLICATION                          1000 Woodbury Road, Woodbury, NY 11797
MULTIPLE INSURED SUPPLEMENT    -------------------------------------------------

(Use on Riders: Spouse, Dependent Children,
Other Insured below $100,000)

------------------------------------------------------------------------------------------------------------------
  1.   Name of Spouse (or Other Insured)       Soc. Sec. No.      Date of Birth      Sex   Birthplace   Hgt.  Wt.
       First        Middle        Last                            Month Day Year

------------------------------------------------------------------------------------------------------------------
  2.   Dependent children proposed for         Relationship
       insurance.
       -----------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------

       -----------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------
HEALTH STATEMENTS (The following questions must be answered on all the above Proposed Insured) - Give details of all YES answers in Remarks Section.
------------------------------------------------------------------------------------------------------------------
  3.   Has any person named above used tobacco in any form
       in the past twelve months?              / / Yes   / / No
------------------------------------------------------------------------------------------------------------------
  4.   Has any person named above lost more than 10 pounds
       in the past year?                       / / Yes   / / No
       How much?                     Reason?
------------------------------------------------------------------------------------------------------------------
  5.   Has any person named above ever received treatment
       or counseling for alcohol or other drug usage, or been
       a member of any self-help group, such as Alcoholics
       anonymous or Narcotics Anonymous?       / / Yes   / / No
------------------------------------------------------------------------------------------------------------------
  6.   Does any person named above, to the best of your
       knowledge, have any mental or physical impairment or
       disease?                                / / Yes   / / No
------------------------------------------------------------------------------------------------------------------
  7.   Who is the family doctor? (If none, state none)
       Name: _______________________________________________
       Address: ____________________________________________
       _____________________________________________________
       Phone No.: __________________________________________
       Date last seen: ___________ Why? ____________________
       For which proposed insured? _________________________
       What tests were made? _______________________________
       With what results? __________________________________
------------------------------------------------------------------------------------------------------------------
  8.   Has any person named above ever had, currently have
       or been treated for:

       a.  High blood pressure?              / / Yes  / / No
       b.  A heart condition?                / / Yes  / / No
       c.  Chest pain                        / / Yes  / / No
       d.  Stroke?                           / / Yes  / / No
       e.  Diabetes?                         / / Yes  / / No
       f.  Cancer?                           / / Yes  / / No
       g.  Respiratory Condition?            / / Yes  / / No
------------------------------------------------------------------------------------------------------------------
  9.   Has any person named above:
       a.  Consulted a doctor or other medical practitioner in
           the last five years?                / / Yes   / / No
       b.  Had any electrocardiograms, blood studies,
           (excluding any study or test for HIV), or other
           medical tests or studies within the last five
           years?                              / / Yes   / / No
      c.  Been diagnosed or treated by a member of the
          medical profession for Acquired Immune Deficiency
          Syndrome (AIDS) or AIDS-Related Complex (ARC)?
                                               / / Yes   / / No
      d.  Been under observation or received treatment in
          any hospital or other institution in the last five
          years?                               / / Yes   / / No
------------------------------------------------------------------------------------------------------------------
 10.  Is any person named above currently taking, or been advised to take, any medication?        / / Yes   / / No
------------------------------------------------------------------------------------------------------------------
 11.  REMARKS - DETAILS OF ITEMS 3 THROUGH 10.  Give complete information including where applicable, name of person, dates, number of attacks, duration, results, and names and addresses of doctors, medical facilities, etc.

      QUESTION NO.  |    DETAILS
      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------

      ------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------

I represent that all statements and answers to the foregoing questions are, to the best of my knowledge an belief, complete and true. I agree: (a) that they shall form a part of my application; (b) that they shall be subject to the terms of the agreement found in Part I; and,(c) that they shall become a part of any policy based on this application.

AUTHORIZATION: I hereby authorize any licensed physician, medical practitioner, hospital, clinic or other medical or medically related facility, insurance company, the Medical Information Bureau or other organization, institution or person, that has any records or knowledge of me or my children for whom insurance application is made, or my health, or their health, to give to RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY, or its reinsurers any such information. I further authorize RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY to request that an investigative consumer report be prepared as described in the notice given to me. If a consumer report is prepared, I elect to be interviewed. / / No

I acknowledge receipt of, and have read, the Notifications given to me. This Authorization is valid for 30 months from the date this form was signed. A photographic copy of this authorization shall be as valid as the original.

Signed at: ____________________  Date: _____________   __________________________________________________________
              City and State                             Signature of Spouse or Other Insured, if any otherwise
                                                            Signature of Proposed Insured Who Signed Part I.
____________________________________________________
          Signature of Agent as Witness

Form 3092

                             AGENT'S REPORT
         (WRITING AGENT MUST COMPLETE THIS FORM IN ALL CASES)
------------------------------------------------------------------------
1.   How long have you known the Proposed Insured?
      ____________ How well? _____________________________

2.   a. Did you personally see all persons proposed for insurance?
        / / Yes   / / No
     b. Was the application signed by the persons proposed for insurance after all questions concerning health and habits were answered?
        / / Yes   / / No
        Explain if "No":
        _________________________________________________________
        _________________________________________________________

3.   If Proposed Insured is a juvenile:
     a. Does he/she live with his/her parents?     / / Yes / / No
     b. Are all brothers and sisters insured for
        like amounts?                              / / Yes / / No
        If no, explain: _________________________________________
     c. How much insurance is in force on the life of the person responsible for the child's support $___________

4.   a. This application is being submitted:
        / / Non-Medically  / / Super Non-Med  / / Medically
     b. Have you arranged for the medical requirements;
        / / Yes  / / No
     c. Name and telephone number of Examining Service the
        requirements were scheduled with: _______________________
        _________________________________________________________

5. Is the Insurance applied for intended to replace change or borrow against any insurance or annuity in this or any other company?
     / / Yes  / / No
     If "Yes," submit all required forms.

6.   Has an application of any person proposed for insurance been submitted to other Companies in the past year?
     / / Yes  / / No
     Explain if "Yes."
     ____________________________________________________________
     ____________________________________________________________

7.   What is the Proposed Insured's:
     a.  Annual Earned Income?  $_____________________
     b.  Unearned Income?       $_____________________
     c.  Financial Net Worth?   $_____________________

8. Do you know anything, not stated in the application that might affect our decision to offer insurance?
     / / Yes  / / No
     Explain if "Yes"
     ____________________________________________________________
     ____________________________________________________________
     ____________________________________________________________
     ____________________________________________________________
     ____________________________________________________________
     ____________________________________________________________

------------------------------------------------------------------------

I represent that the above information is true and complete to the best of my knowledge and belief, and that the application has been completed in accordance with RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY'S rules, guidelines and instructions. I certify that I have given the Proposed Insured the notification about the Federal Fair Credit Reporting Act/Abbreviated Notice Regarding Insurance Information Practices and the Medical Information Bureau. If I become aware of a change in the health or habits of any person proposed for insurance, occurring after the date of the application but before I deliver the policy, I promise to inform RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY of the changes and I agree to withhold delivery of the policy until instructed by RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY.


--------------------------------  --------------------------------  --------------------------------
Print Agent's Name                Agent's Signature                 Code No.


--------------------------------  --------------------------------  --------------------------------
Print Agent's Name                Agent's Signature                 Code No.


--------------------------------  --------------------------------  --------------------------------
Print General Agent's Name        General Agent's Signature         Code No.


------------------------------------------------------------------------
                       MARKETING INFORMATION:
------------------------------------------------------------------------
1.   List the ages of Proposed Insured's children:
      ____________________________________________________
      ____________________________________________________

2.   How was the prosect developed: (Circle One)
      1)  Canvass   2)  Direct Mail  3)  Applicant Inquiry
      4)  Referral  5)  Other ___________________________

3.   The Proposed Insured: (Circle One)
      1)  Owns a home   2)  Rents a home  3)  Neither

4.   The sale of this insurance is part of a plan for:
      (Circle One)
      1)  Retirement or pension  5)  Cash accumulation
      2)  Family Income          6)  Final expenses
      3)  Payroll deduction      7)  Estate planning
      4)  Mortgage insurance     8)  Other (specify)
                                     __________________

5.   Annual household income is: (Circle One)
      1)  Under $25,000      4)  $75,001 - $100,000
      2)  $25,000 - $50,000  5)  $100,001 - $150,000
      3)  $50,001 - $75,000  6)  Over $150,000

------------------------------------------------------------------------